Exhibit 32-1

THE FOLLOWING CERTIFICATION ACCOMPANIES THE ISSUER’S QUARTERLY REPORT ON FORM 10-QSB AND IS NOT FILED, AS PROVIDED IN ITEM 601(b)(32)(ii) OF REGULATION S-B PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION.

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Infinium Labs, Inc. (the “Company”) on Form 10-QSB (the “Report”) for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, we, Timothy M. Roberts, Chief Executive Officer, and Terrance F. Taylor, Acting Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy M. Roberts

_________________________

Timothy M. Roberts

Chief Executive Officer

May 17, 2004

/s/ Terrance F. Taylor

_________________________

Terrance F. Taylor

Acting Chief Financial Officer

May 17, 2004